MFS(R) INSTITUTIONAL TRUST

                      MFS(R) INSTITUTIONAL CORE EQUITY FUND

                    MFS(R) INSTITUTIONAL MID CAP GROWTH FUND

                   MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND

                    MFS(R) INSTITUTIONAL LARGE CAP VALUE FUND

                      Supplement to the Current Prospectus



The description of portfolio managers under the "Management of the Funds" section for each of the funds listed above (the fund) is hereby restated as follows:

The MFS Institutional Core Equity Fund is managed by John D. Laupheimer, Jr., an MFS Senior Vice President. Mr. Laupheimer has been the fund's portfolio manager since 1998 and has been employed in the MFS investment management area since 1981.

The MFS Institutional Mid Cap Growth Fund is managed by a team of portfolio managers comprised of Mark Regan, an MFS Senior Vice President, and Eric B. Fischman. These individuals have each been a portfolio manager of the fund since: Mr. Regan - the fund's inception in 1995 and Mr. Fischman - April 2002 and they have been employed in the MFS investment management area since: Mr. Regan - 1989 and Mr. Fischman - 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research and for Dreyfus Corporation.

The MFS Institutional Emerging Equities Fund is managed by a team of portfolio managers comprised of David E. Sette-Ducati, an MFS Senior Vice President, and Robert A. Henderson, an MFS Vice President. Mr. Sette-Ducati and Mr. Henderson have been employed in the MFS investment management area since 1995 and 1996, respectively, and each became a portfolio manager of the fund effective April 26, 2002.

The MFS Institutional Large Cap Value Fund is managed by Lisa B. Nurme and Steven R. Gorham, each an MFS Senior Vice President. These individuals have been the fund's portfolio managers since: Ms. Nurme - the fund's inception in 2001 and Mr. Gorham - January 2002 and have been employed in the MFS investment management area since: Ms. Nurme - 1987 and Mr. Gorham - 1992. Ms. Nurme is taking a sabbatical commencing on or about May 28 and ending on or about September 3, 2002.

                  The date of this Supplement is May 28, 2002.